THE BJURMAN, BARRY FUNDS
Supplement Dated November 3, 2008
To Prospectus And
Statement Of Additional Information
Dated August 1, 2008

Reorganization of Micro-Cap Growth Fund

On October 31, 2008, a majority of the Board of Trustees approved a letter of intent between the Trust and GAMCO Investors, Inc. (“GAMCO”) for (a) management of the Micro-Cap Growth Fund by GAMCO’s subsidiary Teton Advisers, Inc. (“Teton”) pursuant to an interim advisory agreement (the “Interim Agreement”) for a period of  up to 150 days after November 28, 2008, the end of the current term of the Trust’s investment advisory agreement with Bjurman, Barry & Associates, and (b) reorganization of the Fund (the “Reorganization”) into the GAMCO Westwood Mighty MitesSM Fund (the “Mighty Mites Fund”), a series of GAMCO Westwood Funds managed by Teton which seeks to provide long-term capital appreciation by investing primarily in micro-capitalization equity securities.

The Reorganization will be subject to approval by the shareholders of the Micro-Cap Growth Fund at a special meeting called for that purpose to be held as soon as reasonably practicable.  The Fund anticipates approval of the Interim Agreement and the Reorganization by a majority of the Board on or about November 12, 2008, subject to its review and approval of the forms of the related agreements and various other matters the Board is required to consider pursuant to the Investment Company Act of 1940. Teton will agree to bear the expenses of the shareholder meeting called to approve the Reorganization, and to bear certain expenses of the Fund incurred in connection with the Interim Agreement and certain expenses of the Fund (if any) which may be incurred as a result of the termination of certain of the Fund’s current vendor contracts.  Teton will also agree to waive all or a portion of its fees, and reimburse expenses of the Fund, in order to limit certain operating expenses of the Fund (excluding all extraordinary expenses) to 1.80% of the Fund’s average annual net assets for the duration of the Interim Agreement.

Teton Advisors, Inc., formerly named Gabelli Advisers, Inc., is a wholly-owned subsidiary of GAMCO, a publicly-held company listed on the New York Stock Exchange.  Mario J. Gabelli is the Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO.

Upon Board approval of the Interim Agreement and the Reorganization, further details will be set forth in additional supplements to the Trust’s prospectus and statement of additional information and in the proxy statement for the shareholder meeting.

Liquidation of Small Cap and Mid Cap Funds

On October 31, 2008, the Board of Trustees approved liquidation of the Small Cap Growth Fund and the Mid Cap Growth Fund effective on December 8, 2008.  The Board determined that the assets of those Funds were too small to permit their economical operation and that the prospects for increases in their assets were not favorable.  Sales of additional shares of both Funds have been terminated, but shareholders may continue to redeem their shares of the Funds at net asset value per share (which has been adjusted for anticipated liquidation expenses) until the Funds are liquidated.  Any shares outstanding on the liquidation date will be automatically cancelled and redeemed for cash at their net asset value per share on that date.

Termination of Adviser’s Voluntary Expense Limitation Agreement

On October 22, 2008, the Funds’ Adviser Bjurman Barry & Associates terminated its voluntary agreement to waive all or a portion of its fees, and to reimburse expenses of the Funds, in order to limit certain operating expenses of the Funds to 1.80% of each Fund’s average annual net assets.  Management estimates that as a result the Funds’ Total Annual Fund Operating Expenses, as set forth in the Expense Summary on page 10 of the Prospectus, will increase to the following annual amounts until November 28, 2008:  Micro-Cap Growth Fund – 2.03%; Small Cap Growth Fund – 2.97%; Mid Cap Growth Fund – 2.81%.  Actual expenses during this period are likely to differ from these estimates depending on the actual expenses and assets of the Funds.

Dated:  November 3, 2008